©2024 ProAssurance • All rights reserved. 1 Investor Update Accurate as of August 8, 2024 Second Quarter 2024 Investor Update Learn more: • News release issued August 8 • 10-Q filed August 8 • Quarterly investor call August 9

©2024 ProAssurance • All rights reserved. 2 Our Shared Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of specialty companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the Employer of Choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, advance diversity, equity, and inclusion, and accomplish our mission with infectious enthusiasm and unbending integrity. Our Core Values • Unbending Integrity • Leadership That Works • Superior Relationships • Infectious Enthusiasm The ProAssurance Mission: We protect others. Over 1,000 Team Members Serving Insureds in 50 states and Washington, D.C. 2023 Net Earned Premium $977M Total Assets at Year-end 2023 $5.6B Shareholders’ Equity at Year-end 2023 $1.1B A.M. Best “A” (Excellent)

Specialty Property & Casualty Segment Contributes 77% of ProAssurance 2023 Net Earned Premiums

Fourth largest Medical Professional Liability (MPL) carrier in 2023 with $683 million of net earned premium and 5.8% market share; total segment net earned premiums of $756 million

- Medical Professional Liability business primarily insuring physicians and other healthcare providers and facilities
- Segment includes Medical Technology Liability (life sciences), which contributed $32 million to 2023 net earned premium
- Strategic initiatives over the past five years have solidified ProAssurance's position as carrier of choice for medical professional liability coverages, leading to improved retention among smaller customers and improving accident year loss ratio.


ProAssurance Corporation (SNL P&C Group)
2023 Reported: MPL Direct Premiums Written
> $45 million
$25-45 million
$15-25 million
$5-$15 million
< $5 million

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©2024 ProAssurance • All rights reserved.
ProAssurance Group

Remainder of ProAssurance Premiums from Workers' Compensation Insurance and Segregated Portfolio Cell Reinsurance Segments

2023 Net Earned Premiums
of $977 Million

(Financial results reported in four segments)



$160 Million

Workers' Compensation Insurance (Eastern Insurance)

Specialty regional underwriter of workers' compensation products and services; addressing market challenges with innovation initiatives to enhance profitability.

$62 Million

Segregated Portfolio Cell Reinsurance (Inova Re)

Segregated Portfolio Cell Company structure offering both workers' compensation and healthcare professional liability coverage in a Cayman-based captive, generating fee income for ProAssurance.

ProAssurance Corporate Segment

- Reports investment results except those in Segregated Portfolio Cell Reinsurance segment, interest expense, U.S. and U.K. income taxes.
- Includes corporate expenses and non-premium revenues generated outside of insurance entities.

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©2024 ProAssurance • All rights reserved.

ProAssurance Group

©2024 ProAssurance • All rights reserved. 5 Operational Discipline Designed for Success in Competitive Markets

©2024 ProAssurance • All rights reserved. 6 Operations – Insurance underwriting results for the second quarter of 2024, including 9% renewal pricing increases in medical professional liability business, illustrate management’s ongoing actions to achieve sustained profitability • Our expertise in medical professional liability and workers’ compensation means we identified loss trends ahead of peers and have responded appropriately ▪ MPL market challenging due to rising severity that reflects social inflation and eroding tort reform ▪ WC market challenged by rising medical costs per claim ▪ We will not grow for growth’s sake - better to shrink to improved profitability; we are not afraid to walk away from underpriced business ▪ New and renewal business is being written at rates we believe will ultimately perform better than the business we are non-renewing Corporate – Non-GAAP adjusted book value per share was $26.18 at June 30 • There is embedded value in ProAssurance and we will consider repurchasing shares opportunistically ▪ Very strong balance sheet with high quality investment portfolio with over 90% in investment grade fixed maturities and adequate liquidity ▪ Financial leverage stable at 25% ▪ Strong net investment income growth reflects higher new purchase yields and supports return to sustained profitability ▪ Repurchased $50.5 million of common stock in 2023 with $56 million remaining in authorization Returning to Long-Term Sustained Profitability is Our Highest Priority

©2024 ProAssurance • All rights reserved. 7 Specialty Property & Casualty – Restore profitability and support appropriate growth • Obtain rate beyond loss cost trend • Distinguish ProAssurance as carrier of choice for medical professional liability coverages ▪ Use technology to support superior customer experiences for our distribution partners and policyholders ▪ Prioritize needs of more profitable small to mid-size accounts ▪ Launch state-of-the-art workflow solution and online portal ▪ Implement straight-through processing technologies to reduce costs • Invest in innovation solutions that enhance risk selection, pricing accuracy and workflows ▪ Leverage our data science and predictive analytics capabilities to support growth in appropriate markets and subsectors • Assist insureds with strategies to mitigate future losses Corporate – Provide strong net investment income stream to bolster underwriting contribution • Leverage higher interest rate environment to increase portfolio yield • Consolidate statutory entities to maximize efficiency and capital utilization • Manage talent-acquisition and retention strategies to maximize value of work force Workers’ Compensation – Minimize impact of medical inflation • Improve efficiency with newly implemented integrated policy, claims, risk management, and billing systems • Reduce loss costs by managing selection of providers and implementing cost management programs • Leverage investments in InsurTech underwriting, AI and claims data analytics to: ▪ Improve penetration in more profitable small account market segment ▪ Improve efficiency by expanding use of AI in underwriting and claims Strategic Initiatives - Addressing Challenging Markets

©2024 ProAssurance • All rights reserved. 8 • Operating earnings benefited from 16% increase in net investment income as we take advantage of the higher interest rate environment as our portfolio matures ▪ Earnings also benefited from strong returns from our limited partnership and LLC investments (reported as equity in earnings of unconsolidated subsidiaries) • Specialty P&C segment combined ratio improved 1.1 percentage points ▪ Current accident year net loss ratio improved 1.4 percentage points over last year, primarily due to our underwriting actions and pricing we have achieved over the course of the past year. Net favorable prior accident year reserve development was $6.2 million. ▪ Renewal pricing was up 9% compared with 7% in the first quarter of 2024. Retention was a solid 84% while new business declined to $5.0 million. We believe we are ahead of many of our peers in achieving rate levels in medical professional liability that outpace severity trends. We continue to forgo renewal and new business opportunities that we believe do not meet our expectation of rate adequacy in the current loss environment. • Workers’ Compensation Insurance segment combined ratio improved 8 percentage points over full-year 2023, although higher than prior year due to rising medical costs per claim ▪ Current accident year net loss ratio was 77.0% as our caution in the current claims environment and focus on operational discipline is being reflected in results. The average cost per claim has improved slightly from the elevated levels initially seen in the second half of 2023 and reported claims frequency continues to trend below historical levels. There was no change in prior accident year reserves for this segment in the second quarter. ▪ Underwriting appetite remains constrained due to market conditions with new business well below last year. Second quarter operating EPS of 23 cents vs. 14 cents a year ago Comparisons to second quarter 2023 unless otherwise noted .

©2024 ProAssurance • All rights reserved. 9 ProAssurance Overview

©2024 ProAssurance • All rights reserved. 10 A Foundation in Excellence SUPERIOR BRAND IDENTITY AND REPUTATION IN THE MARKET SCOPE & SCALE Regional hubs combined with local knowledge of market dynamics and regulatory environments HISTORY OF SUCCESSFUL MERGERS & ACQUISITIONS Selective M&A with best-in-class partners, and nearly 20 transactions in our 47-year history EXPERIENCED & COLLABORATIVE LEADERSHIP Average executive leadership tenure of 20 years with PRA or subsidiaries SPECIALIZATION Deep expertise and commitment to our customers throughout the insurance cycles enable us to outperform our peers over time “Our long history in our markets makes us confident that the cyclical lines of insurance where we do business will respond to our focused efforts” -Ned Rand President & CEO

©2024 ProAssurance • All rights reserved. 11 • Deep expertise and broad product spectrum in healthcare and related sciences • Consolidation in MPL → demand for comprehensive insurance solutions • Life Sciences → offer liability solutions to companies that develop, test, and deliver healthcare products in the U.S. and worldwide Specialty Property & Casualty Segment $ in millions Medical Professional Liability Coverages Accounted for almost 90% of the Segment’s $835 Million of Gross Written Premiums in 2023

Cumulative +65% premium change since 2018

Reflects early recognition of shift in Medical Professional Liability market cycle


Annual premium changes with benefit of cumulative prior year actions
8.9%
21.9%
31.3%
40.7%
51.6%
66.1%
2019
2020
2021
2022
2023
2024

Annual premium change					
8.9%	**11.9%**	**7.7%**	**7.2%**	**7.8%**	**9.6%**

- Medical professional liability market facing increasingly unfavorable legal environment
- ProAssurance focus on underwriting discipline has constrained growth as market cycle has shifted
  - Select competitors have been operating with capital levels that have allowed them to compete with pricing and underwriting standards that we believe are unsustainable
  - ProAssurance has maintained retention levels in the mid-80s over the past five years, despite the competitive environment
- Continue to rely on claims management expertise honed over nearly 50 years in this market
  - We spend more on defense preparation than other carriers

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©2024 ProAssurance • All rights reserved.

ProAssurance Group

Managing Risk While Enhancing Competitive Posture


Venue risk
Specialty risk

- Limit growth except in appropriate markets and subsectors
  - Consider specialty and venue severity when establishing underwriting appetite
  - Continue strategic shift toward small to midsize accounts; hospitals now represent less than 7% of premiums
- Bring data science, predictive analytics, workflow solutions and other tools on line
- Utilize data analytics to establish multi-tier risk models and improve retention of higher performing business
- Focus on ease of doing business to improve competitive posture; price is not the only criteria
  - Full revision of physician form and underwriting manuals for about 50% of business base will improve engagement and improve efficiency

Improved Technology and Processes in Risk Management Deliver Faster Support Through the Helpline


Advice Helpline Response Time
Immediately
68%
Within two hours
18%
Within four hours
4%
Same business day
4%
Within 24 hours
6%
Longer than 24 hours
1%
0%
20%
40%
60%
80%

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©2024 ProAssurance • All rights reserved.
ProAssurance Group

©2024 ProAssurance • All rights reserved. 14 • Proactive claim-closing strategies key to being recognized as a short-tail writer of workers’ compensation ▪ Between 2013 and 2022, averaged approximately 40% faster claims closure rate than industry ▪ 36 claims open from 2016 and prior, net of reinsurance ▪ Pharmacy spend as a percent of medical payments of 3.4% compared to the industry average of 7% • Value-added risk management services and claims/underwriting expertise build brand loyalty Payroll Exposure by Market Segment Demonstrations Diversification of Workers’ Compensation Insurance Segment Business Serving over 32 Market Segments, Primarily in Rural Territories (as of 12/31/2023) *Excludes alternative markets business ceded to the Segregated Portfolio Cell Reinsurance segment $ in millions

©2024 ProAssurance • All rights reserved. 15 Workers’ Compensation Insurance Segment Addressing Market Challenges With Innovation Initiatives • Implemented new integrated policy, claims, risk management and billing systems, paving the way for innovation initiatives • Expand use of data analytics to guide and support operational decisions in underwriting and claims, focusing on improving ease of doing business for agency partners and insureds • Capitalize on InsurTech investments, including AI, underwriting and claims data analytics, to enhance profitability, productivity and efficiency ▪ Adopting Clara Analytics AI Platform to lower medical costs and achieve better outcomes ▪ Implementing GuideWire for underwriting of more profitable small account business ▪ Adding Roots Automation “digital co-workers” capabilities to improve efficiency and effectiveness of underwriting and claims teams Use cases for Clara Analytics, a real-time augmented intelligence partner with workers’ comp expertise focused on providing optimal insurance claims outcomes, include: • Lower medical and indemnity costs with the best providers • Predict severity and balance adjuster caseload at first notice of loss • Gain insights and save expense by collating, searching and analyzing claim medical bills and records with treatment timelines and smart alerts • Grading defense and plaintiff attorneys on their outcomes in past similar claims

©2024 ProAssurance • All rights reserved. 16 Agency group or association establishes a cell SERVICES INCLUDE • Underwriting • Claims Administration • Risk Management • Reinsurance • Audit • Asset Management Services + Cell Rental Fees + Participation in profits/losses of selected cells Fee Income to PRA • Strategic partnerships with select independent agencies looking to manage controllable expenses • Alternative market solutions are in high demand • Value-added risk management services and claims/underwriting expertise Individually capitalized cells (companies) exist within the Inova Re structure. Assets and liabilities of each are segregated from others. Workers’ Comp and Medical Professional Liability businesses participate in select cells. PROASSURANCE FRONTING ARRANGEMENT Segregated Portfolio Cell Reinsurance Segment • Medical professional liability and workers’ compensation captive insurance solutions through Inova Re (Cayman Islands) • Segregated portfolio cells generate fee income with low capital requirements 2023 gross premiums written: $70 million ▪ Workers’ Compensation Insurance: $64 million ▪ Medical Professional Liability: $6 million ▪ 23 active cells

©2024 ProAssurance • All rights reserved. 17 AAA 14% AA+ 20% AA 6% AA- 5% A+ 8% A 12%A- 11% BBB+ 5% BBB 8% BBB- 4% Below IG or Not Rated, 7% Details of our investment portfolio are available on our website at https://investor.proassurance.com/financial-information/quarterly- investment-supplements/default.aspx 92% of Fixed Maturity Portfolio in Investment Grade Bonds • New money yield of 6% in second quarter • Effective stewardship of capital ensures a position of financial strength through turbulent market cycles • Optimizing our allocations for better risk-adjusted returns. Ensures non- correlation of returns • Ongoing analysis of holdings to ensure lasting quality and profitability Total Investments of $4.35 Billion (full-year 2023) Portfolio Statistics 2Q24 2Q23 Average Income Yield 3.5% 3.0% Weighted Average Duration 3.22 3.34 Fixed Maturity Credit Quality (at year-end 2023) Asset-backed Securities 24% BOLI 2% Common Stock- Trading 4% Corporate 40% Fixed Maturities Trading 1% Other Invested Assets 2% Short term 5% State/Muni 10% Unconsolidated Subs 6% US Govt/Agency 6%

©2024 ProAssurance • All rights reserved. 18 Contribution of Net Investment Result Rose 22% Year-To-Date ($ in millions) 2024 Beginning Equity $1,112 Employee Stock Transactions 1,862 Earnings 20,134 OCI (1,548) Total Equity $1,132 Net Investment Income ($ in millions) 6/30/2024 6/30/2023 Change Fixed maturities $65,058 $55,278 $9,780 Equities 2,056 1,912 144 Short-term investments including Other 6,551 7,384 (833) BOLI 986 1,116 (130) Investment fees and expenses (4,196) (3,730) 466 Net investment income 70,455 61,960 8,495 Equity in earnings (loss) of unconsolidated subsidiaries 11,616 5,511 6,104 Net investment result $82,071 $67,471 $14,600

©2024 ProAssurance • All rights reserved. 19 0.59 0.63 0.72 0.75 0.79 16% 24% 24% 25% 25% 2020 2021 2022 2023 At 6/30/24 Premiums to Equity (excluding AOCI) Debt to Capital • ProAssurance maintains a balance sheet that ensures stability and security for our customers ▪ Targeted Premiums to Equity ratio is 0.75X • Our reserving philosophy enables success over the insurance cycles ▪ Net loss reserves of $3.4 billion at June 30, 2024 • $429 million total debt principal at June 30 ▪ $180 million of Contribution Certificates from NORCAL acquisition ▪ $123 million Term Loan ▪ $125 million Revolving Credit Agreement Financial and Operating Leverage Appropriate for Current Business Mix and Ratings AM Best Affirmed “A” (Excellent) Financial Strength Rating of Insurance Subsidies in June 2023

©2024 ProAssurance • All rights reserved. 20 Appendix

ProAssurance Executive Leadership



Ned Rand - *President & Chief Executive Officer*

Mr. Rand became President and CEO in 2019, after serving as COO, CFO, Executive VP, and Senior VP of Finance at ProAssurance since joining the company in 2004. Prior to joining ProAssurance, he served in a number of financial roles for insurance companies.

Mr. Rand is a CPA and graduate of Davidson College (B.A., Economics)



Noreen Dishart
Executive Vice President & Chief Human Resources Officer



Rob Francis
President Medical Professional Liability



Dana Hendricks
Executive Vice President & Chief Financial Officer



Jeff Lisenby
Executive Vice President & General Counsel



Karen Murphy
President Life Sciences Insurance



Kevin Shook
President, Workers' Compensation & Segregated Portfolio Cell Reinsurance

Executive Team bios available on our website at Investor.ProAssurance.com/OD

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©2024 ProAssurance • All rights reserved.
ProAssurance Group

22 ©2024 ProAssurance • All rights reserved. ProAssurance Board of Directors Director bios available on our website at Investor.ProAssurance.com/OD Maye Head Frei Compensation Committee Chair Katisha T. Vance, MD Nominating/Corporate Governance Committee Chair Samuel A. Di Piazza, Jr Compensation Committee and Executive Committee Kedrick D. Adkins, Jr Audit Committee Chair Bruce D. Angiolillo , J.D. Independent Chair Executive Committee Chair Scott C. Syphax Nominating/Corporate Governance Committee Fabiola Cobarrubias, MD Audit Committee and Nominating/Corporate Governance Committee Edward L. Rand, Jr Executive Committee Richard J. Bielen Audit Committee Staci M. Pierce, J.D. Compensation Committee

23 ©2024 ProAssurance • All rights reserved. ProAssurance Group Brands ALTERNATIVE RISK TRANSFER WORKERS’ COMPENSATIONSPECIALTY PROPERTY & CASUALTY MEDICAL PROFESSIONAL LIABILITY INSURANCE FOR ANESTHESIOLOGISTS MEDICAL PROFESSIONAL LIABILITY INSURANCE FOR ASCENSION PROGRAM PARTICIPANTS

©2024 ProAssurance • All rights reserved. 24 Forward Looking Statements This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. Non-GAAP Measures This presentation contains Non-GAAP measures, and we may reference Non-GAAP measures in our remarks and discussions with investors. The primary Non-GAAP measure we reference is Non-GAAP operating income (loss), a Non-GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating Non-GAAP operating income (loss), we have excluded the after-tax effects of net realized investment gains or losses, foreign currency exchange gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe Non-GAAP operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income (loss) computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10-Q and 10-K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com. Important Safe Harbor and Non-GAAP Notices

©2024 ProAssurance • All rights reserved. 25 CONTACT: Heather J. Wietzel SVP, Investor Relations 205-776-3028 InvestorRelations@ProAssurance.com MAILING ADDRESS: ProAssurance Corporation 100 Brookwood Place Birmingham, AL 35209